UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        June 28, 2010

Syms Corp

__________________________________________

(Exact name of registrant as specified in its charter)

New Jersey	001-8546	22-2465228
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Syms Way, Secaucus, New Jersey		07094
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(201) 902-9600

     Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On July 2, 2010, Syms Corp (the “Company”) filed with the State of New Jersey a Certificate of Amendment to its Certificate of Incorporation (the “Amendment”) to limit the liability of the Company’s directors and officers. The Amendment was approved by the Company’s shareholders at its June 29, 2010 Annual Meeting of Shareholders, as described below. A copy of the Amendment is included as an exhibit to this Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of June 28, 2010, Gary Roberts, Senior Vice President, Operations, is no longer with the Company.

On June 29, 2010, Joel Feigenbaum was appointed as Chief Operating Officer of the Company. Mr. Feigenbaum, age 53, joined the Company in March, 2010 as Chief Integration Officer. Mr. Feigenbaum previously served as President of Reader’s Digest’s Books Are Fun, Ltd. (from November 2000 to May 2007). He was a consultant from May 2007 until joining the Company. Prior to Reader’s Digest, he was Chief Operating Officer of babygear.com and President and COO of Century 21 Stores. He began his career at Zayre’s and Target Stores.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of the Company held on June 29, 2010, the Company’s shareholders elected each of the Company’s four nominees for director for a one-year term, approved an amendment to the Company’s Certificate of Incorporation to limit the liability of the Company’s directors and officers, and ratified the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 26, 2011.

The results of the voting were as follows:

	For	Withheld
Election of Directors Marcy Syms Henry M. Chidgey Thomas E. Zanecchia Bernard H. Tenenbaum	9,858,210 11,341,317 11,340,117 11,322,917	2,292,631 809,524 810,724 827,924

	For	Against	Abstentions	Broker Non-votes
Approval of Amendment to the Company’s Certificate of Incorporation	10,614,858	2,934,072	7,826	0

Ratification of the Appointment of BDO Seidman, LLP as Independent Registered Public Accounting Firm	13,244,190	308,159	4,408	0

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit 3.1 – Certificate of Amendment to the Certificate of Incorporation of Syms Corp, as approved by the Company’s shareholders on June 29, 2010 and filed with the State of New Jersey on July 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYMS CORP

By:	/s/ Seth L. Udasin_________
Name: Seth L. Udasin
Title: Senior Vice President and Chief Financial and Administrative Officer

Dated: July 2, 2010

EXHIBIT INDEX

Exhibit 3.1 – Certificate of Amendment to the Certificate of Incorporation of Syms Corp, as approved by the Company’s shareholders on June 29, 2010 and filed with the State of New Jersey on July 2, 2010.